UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2024

NUKKLEUS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39341	38-3912845
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

525 Washington Blvd.

Jersey City, New Jersey 07310

(Address of principal executive offices)

212-791-4663

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NUKK	The Nasdaq Stock Market LLC

Warrants, each warrant exercisable for one Share of Common Stock for $11.50 per share	NUKKW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement or a Registrant.

As previously disclosed, on June 11, 2024 (the “Effective Date”), Nukkleus Inc. (the “Company”) issued a Senior Unsecured Promissory Note (the “June 2024 Note”) in the principal amount of $312,500 to X Group Fund of Funds, a Michigan limited partnership (the “Lender”) in consideration of cash proceeds in the amount of $250,000. The June 2024 Note bears interest of 12.0% per annum and is due and payable six months after issuance. As an additional inducement to provide the loan as outlined under the June 2024 Note, the Company issued the Lender a Stock Purchase Warrant (“June 2024 Warrant”) to acquire 1,200,000 shares of common stock at a per share price of $0.25 for a term of five years that may be exercised on a cash or cashless basis. The Lender shall have the right to convert the principal and interest payable under the June 2024 Note into shares of common stock of the Company at a per share conversion price of $0.25.

Further, on September 10, 2024, the Company issued an additional Senior Unsecured Promissory Note (the “September 2024 Note”) in the principal amount of $125,000 to the Lender in consideration of cash proceeds in the amount of $100,000, which was funded on September 4, 2024. The September 2024 Note bears interest of 12.0% per annum and is due and payable six months after issuance.

Item 3.02 Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth under Item 2.03 above, which disclosure is incorporated herein by reference.

The issuance of the September 2024 Note and the shares of common stock issuable upon conversion of the September 2024 Note are exempt from the registration requirements under Rule 4(a)(2) of the Securities Act of 1933, as amended, and/or Rule 506 as promulgated under Regulation D.  The Lender is an accredited investor as defined in Rule 501 of Regulation D promulgated under the Securities Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Reference is made to the disclosure set forth under Item 2.03 above, which disclosure is incorporated herein by reference. The Company has been advised that the Lender and Emil Assentato and Jamal Khurshid, in a personal capacity, entered into a Settlement Agreement. Pursuant to the Settlement Agreement, Mr. Khurshid advised the Company that he was resigning as Chief Executive Officer and as a director of the Company effective September 4, 2024. Further, in conjunction with Mr. Khurshid’s resignation, the Board increased the size of the Board from six to seven and appointed David Rokach and Menachem Shalom as directors to fill such vacancies. Mr. Shalom was also appointed as Chief Executive Officer of the Company.

Menachem Shalom, age 49, has been our Chief Executive Officer and member of our Board of Directors since September 2024. Mr. Shalom has served as a director and the Chief Executive Officer of Motomova Inc (OTC Markets: MTMV) since December 1, 2022 and its Secretary since May 24, 2023. Mr. Shalom was the Co-Chief Executive Officer, and a member of the board of directors of MEA since January 2022. Since 2017, Mr. Shalom has also served as CEO of Hold Me Ltd., a digital platform for mobile wallet and payments founded by Mr. Shalom. Mr. Shalom is the principal executive and financial officer and sole director of Hold Me Ltd., a company registered with the Securities and Exchange Commission. Prior to his tenure with the Company, Mr. Shalom founded and served as CEO of Wayerz Solutions, Ltd., a digital platform for correspondent banking and wires’ routing optimization, between 2014 and 2017 and as Vice President of Business Development, Sales and Marketing at Dsnr Media Group Ltd., an international cross-platform digital advertising company. Mr. Shalom also founded and served as CEO of Mipso Ltd., a software-as-a-service provider in the fashion and retail industry, between 2010 and 2013; ooga studio Ltd., an industrial design incubator, between 2007 and 2010; and Medifreeze Ltd., a startup in the area of stem cell cryopreservation, between 2004 and 2009. Mr. Shalom received his MBA at the Hebrew University of Jerusalem in 2003 after receiving an LLM in corporate law at Columbia University School of Law in 2000.

David Rokach, age 55, has been a member of our Board of Directors since September 2024. Mr. Rokach is the founder and has served as the CEO of Tokara Management Ltd. since 2014, which provides investment management services to hedge funds. Mr. Rokach also serves as a Senior Investment Manager of X Group Fund of Funds since January 2020. X Group Fund of Funds has provided a loan to the Company and also holds a warrant. Mr. Rokach has also held certain roles with Clal Finance. Mr. Rokach graduated from The Hebrew University of Jerusalem with a Bachelor of Arts International Relations in 1993 and from the Tel Aviv University with a diploma in Financial Investment Management in 1993. Mr. Rokach attended New York University in 1994 studying investment management.

Except as set forth under the Restructuring Agreement entered between the Company and the Lender, there are no arrangements or understandings between Mr. Rokach and Mr. Shalom and any other persons pursuant to which they were selected as directors. Neither Mr. Rokach nor Mr. Shalom has any family relationship with any of the Company's directors or executive officers or any person nominated or chosen by the Company to become a director or executive officer. Neither Mr. Rokach nor Mr. Shalom has a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Exhibit Description
4.1	Form of Senior Unsecured Promissory Note dated September 10, 2024 issued to X Group Fund of Funds
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUKKLEUS INC.

Date: September 11, 2024	By:	/s/ Menachem Shalom
	Name:	Menachem Shalom
	Title:	Chief Executive Officer

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